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                          FIRST AMENDMENT TO NOTE AGREEMENTS


THIS FIRST AMENDMENT dated as of July 18, 1996 (the or this "FIRST AMENDMENT") to the Note Agreement dated as of August 16, 1995 is between Trak International, Inc., a Delaware corporation (the "COMPANY"), and The Minnesota Mutual Life Insurance Company ("MML").

                                      RECITALS:

    A. The Company and MML have heretofore entered into the Note Agreement dated as of August 6, 1995 (the "NOTE AGREEMENT"). The Company has issued the $5,000,000 15% Subordinated Notes Due August 23, 2000 (the "NOTES") dated August 16, 1995 pursuant to the Note Agreement.

    B. The Company and MML now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.
    C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.
    D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, the Company and MML, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.    AMENDMENTS.

1.1 Section 6.26(b) of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

    (b) MINIMUM TANGIBLE NET WORTH -- the Company shall, at all times during the periods set forth below, maintain a Tangible Net Worth of not less than the amount set forth below opposite the applicable period:


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                   PERIOD                   AMOUNT
During the period beginning October 1,
1995 through April 30, 1996                 $740,000

During the period beginning May 1,
1996 through September 30, 1996           $2,970,000

During the Company's 1997 fiscal year     $3,870,000

During the Company's 1998 fiscal year     $8,100,000

During the Company's 1999 fiscal year     $9,000,000

From end of the Company's 1999 fiscal
year and thereafter                      $13,500,000

1.2 Section 6.26(e) of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

         (e)  DEBT SERVICE COVERAGE -- the Company shall maintain a minimum
Debt Service Coverage Ratio of at least 1.13 to 1.0 (measured at the end of each fiscal quarter.)

1.3 Section 6.26(f) of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

         (f) INDEBTEDNESS TO TANGIBLE NET WORTH RATIO -- the ratio of (i) the sum of Senior Debt PLUS Subordinated Debt PLUS Junior Indebtedness to (ii) Tangible Net Worth PLUS Senior Debt PLUS Subordinated Debt PLUS Junior Indebtedness, calculated at the end of each fiscal quarter of the Company, shall not be more than the ratio set forth below opposite the applicable period:

                   PERIOD                        RATIO
              1995 fiscal year                   .90 to 1.0
    During the period beginning October 1,
    1995 through September 30, 1996              .90 to 1.0

    During the period from October 1, 1996
         through September 30, 1997              .80 to 1.0

              1998 fiscal year                   .75 to 1.0

              1999 fiscal year                   .70 to 1.0

              2000 fiscal year                   .70 to 1.0

         2001 fiscal year and thereafter         .65 to 1.0

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SECTION 2.    CONDITION TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

2.1 This First Amendment shall not become effective until, and shall become effective when, MML shall have received evidence satisfactory to MML that any defaults under the Revolving Loan and Security Agreement by and between Firstar Bank Milwaukee, NA through its Financial Lender Division ("Agent"), as Agent on behalf of itself and each Lender, and Trak International, Inc. dated August 16, 1995 have been waived pursuant to the Letter Agreement from Firstar Bank Milwaukee, W.A. dated July 18, 1996 and that all conditions to the effectiveness of such waiver have been fulfilled.

SECTION 3.    MISCELLANEOUS.

3.1 This First Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby satisfied and shall be and remain in full force and effect.

3.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such differences shall include this First Amendment unless the context otherwise requires.

3.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.


3.4 This First Amendment shall be governed by and construed in accordance with Wisconsin law.

3.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one Agreement.


                             TRAK INTERNATIONAL, INC.

                             By: /s/ James H. Hook
                                 ---------------------------------

                             Its:  Vice President
                                 ----------------------------------

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Accepted and Agreed to:

                             THE MINNESOTA MUTUAL LIFE
                             INSURANCE COMPANY

                             By: /s/ Lynne M. Mills
                                 ---------------------------------------
                             Its:  Lynne M. Mills, Second Vice President
                                 ---------------------------------------

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